MASSMUTUAL INSTITUTIONAL FUNDS

Supplement dated August 12, 2003 to the

Prospectus dated May 1, 2003

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

For the MassMutual Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees and, if necessary, a portion of its management fees, to allow each class of the Fund to maintain a 7-day yield of at least approximately 0.10%. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B2098-03-2